Commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2021
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Summary of commitments to make payments under long-term research agreements	As of December 31, 2021, the commitments to make payments under those agreements, and their estimated timing, were as follows:

($ millions)	2021
2022	4
2023	4
2024	—
2025	3
2026	—
Thereafter	44
Total	55